Exhibit 99.1

                                  Certification
                                       Of
                            RMED International, Inc.
                 Under Section 906 of Sarbanes-Oxley Act of 2002

The undersigned Chief Executive Officer of RMED International, Inc. (the "Company") certifies pursuant to section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that (1) the Quarterly Report on Form 10-QSB of the Company for the quarterly period ended June 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, 15 U.S.C. 78m or 78o(d), and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: August 8, 2003

                                                     /s/ Edward Reiss
                                                     ---------------------------
                                                      Edward Reiss
                                                      Co-Chief Executive Officer

The undersigned Chief Financial Officer of RMED International, Inc. (the "Company") certifies pursuant to section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that (1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, 15 U.S.C. 78m or 78o(d), and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: August 8, 2003

                                                     /s/ Stu Brown
                                                     ---------------------------
                                                     Stu Brown
                                                     VP, Chief Financial Officer

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1937, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                        RMED International, Inc.

Date: August 8, 2003

                                                          /s/Stu Brown
                                                          ----------------------
                                                          Vice-President and CFO